Exhibit 99.2

Third Quarter 2010
Supplemental Financial Information

The Company acquired Bella Villagio, a 231-unit community located  in San Jose, California for $54.0 million. The community was built in 2004 and is composed of 4 three-story buildings consisting of a variety of one-bedroom, two-bedroom, and three-bedroom units. Property amenities include a state of-the-art fitness center, large pool and two spas, a modern club house, separate yoga facility, and fully equipped business center. Bella Villagio is located near local public transportation and provides residents easy access to job centers, freeways and local shopping and dining.

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Nine Months Ended
(Dollars in thousands, except per share amounts)	September 30,		September 30,
	2010	2009	2010	2009

Revenues:
Rental and other property	$103,822	$100,670	$303,142	$307,060
Management and other fees from affiliates	959	1,024	3,458	3,377
	104,781	101,694	306,600	310,437
Expenses:
Property operating	37,887	36,109	107,108	103,066
Depreciation and amortization	31,638	29,843	93,385	87,711
General and administrative	6,175	6,086	17,988	18,135
Impairment and other charges	1,615	11,104	1,615	16,892
	77,315	83,142	220,096	225,804
Earnings from operations	27,466	18,552	86,504	84,633

Interest expense	(22,202)	(21,966)	(64,043)	(63,679)
Interest and other income	5,788	3,471	20,730	9,521
Equity (loss) income in co-investments	(626)	(32)	(1,027)	664
Gain (loss) on early retirement of debt	-	-	(10)	6,124
Gain on sale of real estate	-	-	-	103
Income before discontinued operations	10,426	25	42,154	37,366
Income from discontinued operations	-	2,324	-	5,772
Net income	10,426	2,349	42,154	43,138
Net income attributable to noncontrolling interest	(3,506)	(3,588)	(11,540)	(12,984)
Net income attributable to controlling interest	6,920	(1,239)	30,614	30,154
Dividends to preferred stockholders	(543)	(902)	(1,628)	(4,311)
Excess of the carrying amount of preferred stock
redeemed over the cash paid to redeem preferred stock	-	23,880	-	49,575
Net income available to common stockholders	$6,377	$21,739	$28,986	$75,418

Net income per share - basic	$0.21	$0.79	$0.99	$2.80

Net income per share - diluted	$0.21	$0.74	$0.99	$2.69

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Nine Months Ended
Selected Line Item Detail	September 30,		September 30,
(Dollars in thousands)	2010	2009	2010	2009

Rental and other property
Rental	$96,751	$94,023	$282,669	$287,453
Other property	7,071	6,647	20,473	19,607
Rental and other property	$103,822	$100,670	$303,142	$307,060

Management and other fees from affiliates
Management	$916	$870	$2,777	$2,623
Development and redevelopment	43	154	681	754
Management and other fees from affiliates	$959	$1,024	$3,458	$3,377

Property operating expenses
Real estate taxes	$10,140	$9,216	$29,416	$27,248
Administrative	8,672	8,790	24,465	24,673
Maintenance and repairs	7,938	8,061	21,734	22,153
Utilities	7,864	7,055	21,787	19,845
Management fees and insurance	3,273	2,987	9,706	9,147
Property operating expenses	$37,887	$36,109	$107,108	$103,066

General and administrative
General and administrative	$9,840	$9,383	$28,726	$28,393
Allocated to property operating expenses - administrative	(2,737)	(2,463)	(7,861)	(7,354)
Capitalized to real estate	(928)	(834)	(2,877)	(2,904)
Net general and administrative	$6,175	$6,086	$17,988	$18,135

Interest and other income
Interest on notes receivables	$3,973	$605	$5,789	$1,923
Other interest and other income, net	1,815	2,866	5,900	5,811
Gain from sale of marketable securities	-	-	9,041	1,014
Income from TRS activities	-	-	-	588
Lease income, net	-	-	-	185
Interest and other income	$5,788	$3,471	$20,730	$9,521

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$484	$506	$2,424	$3,639
DownREIT limited partners' distributions	1,072	1,107	3,267	3,333
Perpetual preferred distributions	1,575	1,575	4,725	4,725
Third-party ownership interest	375	400	1,124	1,287
Noncontrolling interest	$3,506	$3,588	$11,540	$12,984

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended		Nine Months Ended
(Dollars in thousands, except share and per share amounts)	September 30,		September 30,
	2010	2009	2010	2009

Funds from operations
Net income available to common stockholders	$6,377	$21,739	$28,986	$75,418
Adjustments:
Depreciation and amortization	31,638	29,895	93,385	88,173
Gains not included in FFO, net of disposition costs	-	(2,237)	-	(5,091)
Noncontrolling interest and co-investments (1)	1,914	1,394	5,954	6,097
Funds from operations	$39,929	$50,791	$128,325	$164,597
FFO per share-diluted	$1.25	$1.69	$4.05	$5.61

Components of the change in FFO
Non-core items:
Ineffectiveness of forward starting swap hedges	1,615	-	1,615	-
Acquisition costs	600	-	912	-
(Gain) on sales of marketable securities	-	-	(9,041)	(1,014)
Co-Investment - acquisition fee income	-	-	(500)	-
Redemption of Series G preferred stock at a discount	-	(23,880)	-	(49,575)
Impairment of development projects	-	6,676	-	12,428
(Gain) loss on early retirement of debt	-	-	-	(6,124)
Cancellation of Outperformance Plan	-	3,808		3,808
Loan loss reserves	-	620	-	620
Other items, net (2)	(2,517)	-	(2,517)	(588)
Funds from operations excluding non-core items	39,627	38,015	118,794	124,152
FFO excluding non-core items per share-diluted	$1.24	$1.26	$3.74	$4.23

Changes in core items:
Same-property NOI	$(1,605)		$(12,515)
Non-same property NOI	2,979		4,555
Management and other fees from affiliates	(65)		(419)
Equity (loss) income in co-investments	(594)		(1,691)
Interest and other income	(200)		665
Interest expense	(236)		(364)
Dividends to preferred stockholders	359		2,683
General and administrative	511		1,059
Other items, net	463		669
	$1,612		$(5,358)
Weighted average number of shares outstanding diluted (3)	31,963,327	30,070,076	31,723,857	29,360,710

(1)
Amount includes the following adjustments for the three and nine months ended September 30, 2010: (i) noncontrolling interest related to Operating Partnership units totaling $0.5 million and $2.4 million, respectively, (ii) add back depreciation from unconsolidated co-investments and less depreciation attributable to third party ownership of consolidated co-investments totaling $1.4 million and $3.5 million, respectively.

(2)
For the three months ended September 30, 2010, the $2.5 million is related to the change in estimate from the second quarter of 2010 for the accretion of interest income on the Santee Court note receivable.

(3)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	September 30, 2010	December 31, 2009

Real Estate:
Land and land improvements	$747,125	$684,955
Buildings and improvements	3,025,220	2,727,975
	3,772,345	3,412,930
Less: accumulated depreciation	(842,484)	(749,464)
	2,929,861	2,663,466
Real estate under development	239,910	274,965
Co-investments	108,894	70,783
	3,278,665	3,009,214
Cash and cash equivalents	36,322	37,934
Marketable securities	95,933	134,844
Notes and other receivables	55,605	36,305
Other assets	37,228	36,340
Total assets	$3,503,753	$3,254,637

Mortgage notes payable	$1,711,242	$1,603,549
Lines of credit	348,000	239,000
Exchangeable bonds	3,209	4,893
Cash flow hedge liabilities	71,671	30,156
Other liabilities	120,307	99,149
Total liabilities	2,254,429	1,976,747

Series G cumulative convertible preferred stock, carrying value	4,349	4,349

Stockholders' equity and noncontrolling interest:
Common stock	3	3
Series F cumulative redeemable preferred stock, liquidation value	25,000	25,000
Additional paid-in-capital	1,379,059	1,275,251
Distributions in excess of accumulated earnings	(285,699)	(222,952)
Accumulated other comprehensive (loss) income	(79,732)	(24,206)
Total stockholders' equity	1,038,631	1,053,096
Noncontrolling interest	206,344	220,445
Total stockholders' equity and noncontrolling interest	1,244,975	1,273,541
Total liabilities and equity	$3,503,753	$3,254,637

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Debt Summary - September 30, 2010
(Dollars in thousands)

	Percentage of Total Debt	Balance Outstanding	Weighted Average Interest Rate	Weighted Average Maturity In Years
Mortgage notes payable
Fixed rate - secured	70%	$1,446,207	5.6%	5.9
Variable rate - secured (1)	13%	265,035	1.6%	11.9
Total mortgage notes payable	83%	1,711,242	5.0%	6.8

Exchangeable bonds - unsecured	0%	3,209	5.8%

Line of credit - secured (2)	12%	250,000	1.4%
Line of credit - unsecured (3)	5%	98,000	3.4%
Total lines of credit	17%	348,000	2.0%

Total debt	100%	$2,062,451	4.3%

Scheduled principal payments (excludes lines of credit)		Weighted Average Interest Rate
2010	$3,209	5.8%
2011	187,750	5.4%
2012	40,719	5.1%
2013	221,145	5.2%
2014	79,715	5.4%
Thereafter	1,181,913	4.5%
Total	$1,714,451	4.7%

Capitalized interest for the three and nine months ended September 30, 2010 was approximately $1.6 million and $7.3 million, respectively.

(1)	$213.5 million of the variable rate debt is tax exempt to the note holders, and $191.9 million of the tax exempt debt is subject to interest rate protection agreements.
(2)
Secured line of credit facility is $250 million and matures in December 2013.  This line is secured by eleven of the Company's apartment communities and the underlying interest rate is currently the Freddie Mac Reference Rate plus .99% to 1.50%.

(3)
During October 2010, the unsecured line of credit facility was amended to increase it to $275 million with an accordion option to $350 million, and matures in December 2011 with two one-year extensions, exercisable at the Company's option.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 2.4%.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Capitalization Data - September 30, 2010
(Dollars and shares in thousands, except per share amounts)

Capitalization Data
Total debt	$2,062,451

Common stock and potentially dilutive securities
Common stock outstanding	30,085
Limited partnership units (1)	2,201
Options-treasury method	75
Exchangeable bonds	3
Total common stock and potentially dilutive securities	32,364	shares

Common stock price per share as of September 30, 2010	$109.44

Market value of common stock and potentially dilutive securities	$3,541,866

Preferred units/stock	$111,514

Total equity capitalization	$3,653,380

Total market capitalization	$5,715,831

Ratio of debt to total market capitalization	36.1%

(1)	Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Quarter ended September 30, 2010 and 2009
(Dollars in thousands)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2010	2009	% Change	2010	2009	% Change	2010	2009	% Change	2010	2009	2010	2009	% Change

Revenues:
Same-property revenue	$49,259	$49,701	-0.9%	$28,602	$29,179	-2.0%	$14,759	$15,534	-5.0%	$-	$-	$92,620	$94,414	-1.9%
Non-same property revenue (2)	1,860	1,403		4,168	947		3,173	1,811		2,001	2,095	11,202	6,256
Total Revenues	$51,119	$51,104		$32,770	$30,126		$17,932	$17,345		$2,001	$2,095	$103,822	$100,670

Property operating expenses:
Same-property operating expenses
Real estate taxes	$4,196	$4,031		$2,968	$3,052		$1,437	$1,422		$-	$-	$8,601	$8,505
Administrative	4,049	4,123		1,679	1,925		1,156	1,365		-	-	6,884	7,413
Maintenance and repairs	3,728	3,855		2,044	2,177		1,305	1,397		-	-	7,077	7,429
Utilities	3,452	3,100		2,174	2,099		1,362	1,297		-	-	6,988	6,496
Management fees and insurance	1,942	1,871		1,060	1,043		710	694		-	-	3,712	3,608
Total same-property operating expenses	17,367	16,980	2.3%	9,925	10,296	-3.6%	5,970	6,175	-3.3%	-	-	$33,262	$33,451	-0.6%
Non-same property operating expenses (2)	737	497		1,923	586		1,080	735		885	840	4,625	2,658
Total property operating expenses	$18,104	$17,477		$11,848	$10,882		$7,050	$6,910		$885	$840	$37,887	$36,109

Net operating income (NOI):
Same-property NOI	$31,892	$32,721	-2.5%	$18,677	$18,883	-1.1%	$8,789	$9,359	-6.1%	$-	$-	$59,358	$60,963	-2.6%
Non-same property NOI (2)
Redevelopment communities	-	-		-	-		1,141	1,076		-	-	1,141	1,076
Acquired communities	275	-		1,310	-		248	-		-	-	1,833	-
Development communities	848	906		935	361		704	-		-	-	2,487	1,267
Other real estate assets (1)	-	-		-	-		-	-		1,116	1,255	1,116	1,255
Total non-same property NOI	1,123	906		2,245	361		2,093	1,076		1,116	1,255	6,577	3,598
Total NOI	$33,015	$33,627		$20,922	$19,244		$10,882	$10,435		$1,116	$1,255	$65,935	$64,561

Same-property operating margin	65%	66%		65%	65%		60%	60%				64%	65%

Same-property turnover percentage	58%	64%		57%	62%		56%	68%				58%	64%

Same-property concessions	$219	$448		$110	$174		$56	$95				$385	$717

Average same-property concessions per turn (3)	$125	$233		$120	$175		$86	$130				$116	$197

Reconciliation of apartment units at end of period

Same-property apartment units	11,984			6,469			4,625					23,078

Consolidated apartment units	12,334	12,264		7,696	6,695		5,701	5,297				25,731	24,256
Joint venture	748	748		1,575	1,575		648	642				2,971	2,965
Under development	616	-		284	171		-	295				900	466
Total apartment units at end of period	13,698	13,012		9,555	8,441		6,349	6,234				29,602	27,687

Percentage of total	46%	47%		33%	30%		21%	23%				100%	100%

Average same-property financial occupancy	96.5%	96.7%		97.2%	97.6%		96.7%	97.0%				96.7%	97.0%

(1)	Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to July 1, 2009 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage times the same-property apartment units.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Nine months ended September 30, 2010 and 2009
(Dollars in thousands)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2010	2009	% Change	2010	2009	% Change	2010	2009	% Change	2010	2009	2010	2009	% Change

Revenues:
Same-property revenue	$147,901	$151,482	-2.6%	$85,591	$90,041	-4.9%	$44,393	$48,495	-8.5%	$-	$-	$277,885	$290,018	-4.3%
Non-same property revenue (2)	5,098	3,582		7,140	1,424		6,984	5,651		6,035	6,385	25,257	17,042
Total Revenues	$152,999	$155,064		$92,731	$91,465		$51,377	$54,146		$6,035	$6,385	$303,142	$307,060

Property operating expenses:
Same-property operating expenses
Real estate taxes	$12,386	$12,007		$8,823	$8,983		$4,362	$4,265		$-	$-	$25,571	$25,255
Administrative	11,723	11,847		4,950	5,273		3,329	3,696		-	-	20,002	20,816
Maintenance and repairs	10,272	10,613		5,943	6,180		3,447	3,878		-	-	19,662	20,671
Utilities	9,674	8,997		6,361	5,908		3,750	3,598		-	-	19,785	18,503
Management fees and insurance	5,839	5,653		3,161	3,134		2,133	2,084		-	-	11,133	10,871
Total same-property operating expenses	49,894	49,117	1.6%	29,238	29,478	-0.8%	17,021	17,521	-2.9%	-	-	96,153	96,116	0.0%
Non-same property operating expenses (2)	2,119	1,561		3,527	1,005		2,775	2,164		2,534	2,220	10,955	6,950
Total property operating expenses	$52,013	$50,678		$32,765	$30,483		$19,796	$19,685		$2,534	$2,220	$107,108	$103,066

Net operating income (NOI):
Same-property NOI	$98,007	$102,365	-4.5%	$56,353	$60,563	-7.0%	$27,372	$30,974	-11.6%	$-	$-	$181,732	$193,902	-6.5%
Non-same property NOI (2)
Redevelopment communities	-	-		-	-		3,469	3,487		-	-	3,469	3,487
Acquired communities	862	-		1,311	-		249	-		-	-	2,422	-
Development communities	2,117	2,021		2,302	419		491	-		-	-	4,910	2,440
Other real estate assets (1)	-	-		-	-		-	-		3,501	4,165	3,501	4,165
Total non-same property NOI	2,979	2,021		3,613	419		4,209	3,487		3,501	4,165	14,302	10,092
Total NOI	$100,986	$104,386		$59,966	$60,982		$31,581	$34,461		$3,501	$4,165	$196,034	$203,994

Same-property operating margin	66%	68%		66%	67%		62%	64%				65%	67%

Same-property turnover percentage	52%	56%		51%	54%		49%	56%				51%	55%

Same-property concessions	$721	$1,280		$355	$505		$169	$290				$1,245	$2,075

Average same-property concessions per turn (3)	$153	$240		$143	$179		$100	$137				$140	$202

Average same-property financial occupancy	96.9%	96.5%		97.6%	97.7%		97.3%	97.0%				97.2%	96.9%

(1)	Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to January 1, 2009 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage times the same-property apartment units.

See Company's 10-Q for additional disclosures

S-7.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Quarters ended September 30, 2010, September 30, 2009 and June 30, 2010
(Dollars in thousands)

		Average Property Rental Rates			September 30, 2010		September 30, 2009
Region	Units	QTD 2010	QTD 2009	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change	Property Revenue Q2 2010	Sequential % Change

Southern California
Los Angeles County	3,790	$1,545	$1,579	-2.2%	$17,893	96.5%	$18,080	96.9%	-1.0%	$17,788	0.6%
Ventura County	2,898	1,278	1,302	-1.8%	11,440	96.9%	11,530	96.6%	-0.8%	11,422	0.2%
San Diego County	2,636	1,098	1,109	-1.0%	8,908	96.6%	8,890	97.4%	0.2%	8,819	1.0%
Orange County	2,037	1,411	1,454	-3.0%	8,679	96.5%	8,923	96.8%	-2.7%	8,820	-1.6%
Santa Barbara County	347	1,646	1,624	1.4%	1,718	93.3%	1,662	91.9%	3.4%	1,709	0.5%
Riverside County	276	731	735	-0.5%	621	95.0%	616	93.9%	0.8%	611	1.6%
Total same-property	11,984	1,344	1,369	-1.8%	49,259	96.5%	49,701	96.7%	-0.9%	49,169	0.2%
Los Angeles County	350	1,583			1,813		1,403
Orange County	115	1,643			47		-
Non-same property	465	1,597			1,860		1,403

Northern California
Santa Clara County	2,448	1,491	1,534	-2.8%	11,139	97.3%	11,465	98.1%	-2.8%	11,077	0.6%
Contra Costa County	1,720	1,432	1,455	-1.6%	7,543	97.0%	7,630	97.3%	-1.1%	7,515	0.4%
Alameda County	1,116	1,218	1,250	-2.6%	4,279	91.4%	4,345	97.2%	-1.5%	4,212	1.6%
San Mateo County	768	1,551	1,599	-3.0%	3,701	97.9%	3,790	97.9%	-2.3%	3,688	0.4%
San Francisco MSA	175	1,812	1,827	-0.8%	963	97.9%	949	96.0%	1.5%	936	2.9%
Other	230	1,482	1,485	-0.2%	977	95.2%	1,000	95.9%	-2.3%	1,023	-4.5%
Total same-property	6,457	1,444	1,478	-2.3%	28,602	97.2%	29,179	97.6%	-2.0%	28,451	0.5%
Alameda County	409	1,817			2,055		947
Santa Clara County	818	884			2,113		-
Non-same property	1,227	1,195			4,168		947

Seattle Metro
Total same-property	4,625	1,002	1,060	-5.5%	14,759	96.7%	15,534	97.0%	-5.0%	14,723	0.2%
Non-same property	1,076	1,066			3,173		1,811

Other real estate assets					2,001		2,095

Total same-property revenue	23,066	$1,303	$1,338	-2.6%	$92,620	96.7%	$94,414	97.0%	-1.9%	$92,343	0.3%

Total non-same property revenue	2,768	$1,212			$11,202		$6,256

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Nine months ended September 30, 2010 and 2009
(Dollars in thousands)

		Average Property Rental Rates			Year to Date 2010		Year to Date 2009
Region	Units	YTD 2010	YTD 2009	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change

Southern California
Los Angeles County	3,790	$1,540	$1,619	-4.9%	$53,452	96.7%	$54,987	96.1%	-2.8%
Ventura County	2,898	1,274	1,327	-4.0%	34,278	97.2%	35,349	96.8%	-3.0%
San Diego County	2,636	1,095	1,120	-2.2%	26,574	96.7%	26,967	97.0%	-1.5%
Orange County	2,037	1,412	1,484	-4.9%	26,267	97.1%	27,362	97.0%	-4.0%
Santa Barbara County	347	1,629	1,623	0.4%	5,136	96.8%	4,941	93.4%	3.9%
Riverside County	276	729	749	-2.7%	1,849	94.3%	1,876	93.9%	-1.4%

Total same-property	11,984	1,340	1,396	-4.0%	147,556	96.9%	151,482	96.5%	-2.6%

Los Angeles County	350	1,581			5,395		3,582
Orange County	115	548			48		-

Non-same property	465	1,325			5,443		3,582

Northern California
Santa Clara County	2,448	1,479	1,593	-7.2%	33,277	97.8%	35,834	98.2%	-7.1%
Contra Costa County	1,720	1,425	1,479	-3.7%	22,592	97.7%	23,226	97.2%	-2.7%
Alameda County	1,116	1,211	1,285	-5.8%	12,778	97.0%	13,422	97.5%	-4.8%
San Mateo County	768	1,546	1,639	-5.7%	11,085	98.2%	11,605	97.4%	-4.5%
San Francisco MSA	175	1,816	1,831	-0.8%	2,833	95.8%	2,897	97.0%	-2.2%
Other	230	1,470	1,494	-1.6%	3,026	96.9%	3,057	97.3%	-1.0%

Total same-property	6,457	1,435	1,518	-5.5%	85,591	97.6%	90,041	97.7%	-4.9%

Alameda County	409	1,579			5,027		1,424
Santa Clara County	818	884			2,113		-

Non-same property	1,227	1,232			7,140		1,424

Seattle Metro
Total same-property	4,625	1,001	1,108	-9.7%	44,393	97.3%	48,495	97.0%	-8.5%

Non-same property	1,076	877			6,984		5,651

Other real estate assets					6,035		6,385

Total same-property revenue	23,066	$1,299	$1,372	-5.3%	$277,540	97.2%	$290,018	96.9%	-4.3%

Total non-same property revenue	2,768	$1,145			$25,602		$17,042

See Company's 10-Q for additional disclosures

S-8.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Development Pipeline - September 30, 2010
(Dollars in millions)

		Estimated Units	Estimated retail sq. feet (1)	Incurred to Date	Remaining Costs	Estimated Total Cost	Construction Start	Construction Complete	Initial Occupancy	Stabilized Operations

Development Projects - Consolidated
Project Name	Location
Axis 2300	Irvine, CA	115	-	$38.0	$0.8	$38.8	Feb-10	Aug-10	Aug-10	Jan-11
Muse	North Hollywood, CA	152	8,200	39.1	6.7	45.8	Nov-10	Mar-11	Jan-11	Aug-11
Tasman Place	Sunnyvale, CA	284	46,000	64.2	60.9	125.1	Jul-09	Jan-12	Dec-11	Sep-12
Consolidated -	Development Projects	551	54,200	141.3	68.4	209.7

Development Project - Joint Venture
Project Name	Location
Essex Skyline at MacArthur Place (2)	Santa Ana, CA	349	-	132.4	2.3	134.7	Mar-10	Aug-10	Apr-10	Jun-11
Total -	Development Projects	900	54,200	273.7	70.7	344.4

Predevelopment Project
Project Name	Location
Main Street (3)	Walnut Creek, CA	-	-	-	-	-
West Dublin	Dublin, CA	-	-	-	-	-
Total -	Predevelopment Projects	357	37,000	32.3	-	32.3

Land Held for Future Development or Sale (4)

Project Name	Location
Cadence Campus	San Jose, CA	769	-	-	-	-
City Centre	Moorpark, CA	200	-	-	-	-
Park Boulevard	Palo Alto, CA	27	-	-	-	-
View Pointe	Newcastle, WA	24	-	-	-	-
Total - Land Held for Future	Development or Sale	1,020	-	66.3	-	66.3
Grand Total -	Development Pipeline	2,277	91,200	$372.3	$70.7	$443.0

(1)	Certain apartment community developments include retail space, and the Company has included the total estimated retail square footage for each development project.
(2)
This community is currently in lease-up in the north tower, and initial occupancy in the south tower began in October.  The remaining costs reflect the estimated costs to complete certain interior unit projects including the build out of certain penthouse units.

(3)	The Company has entered into a joint venture development agreement with a third-party to develop this property. The Company has a 50% interest in this project.
(4)	The Company owns land in various stages of entitlement that is being held for future development or sale.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Redevelopment Pipeline - September 30, 2010
(Dollars in thousands)

		Total Incurred To	Estimated Remaining	Estimated Total	Redevelopment Start	NOI For the Quarter ended
Region/Project Name	Units	Date	Cost	Cost	Date	Q3 2010	Q3 2009

Approved - Redevelopment Projects (1)
Marina Cove, Santa Clara, CA	292	$4,550	5,308	$9,858	Jun-07
Pointe at Cupertino, Cupertino, CA	116	471	5,764	6,235	Jan-10
Total Approved - Redevelopment Projects	408	$5,021	$11,072	$16,093

Active - Redevelopment Projects
Seattle Metro
Foothill Commons, Bellevue, WA (2)	388	$20,973	$15,365	$36,338	Jun-07	$725	$670
Woodland Commons, Bellevue, WA	236	5,096	6,683	11,779	Jun-07	417	406
Total Active - Redevelopment Projects	624	$26,069	$22,048	$48,117		$1,142	$1,076

(1)	These projects are approved and redevelopment activities have commenced, but as of Q3 2010 the communities have stabilized operations, and therefore are classified in same-property operations.
(2)	During the third quarter 2009, the Company completed the construction of 28 additional apartment homes.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Co-investments - September 30, 2010 (Dollars in thousands)	Essex Book	Total Original		Debt	Maturity		Property Revenue for the nine months ended			NOI for the nine months ended
	Value	Cost	Units	Amount	Date		2010	2009	% Change	2010	2009	% Change

Joint Ventures

Essex Apartment Value Fund II, L.P. (Fund II) (1)
Southern California
Parcwood, Corona, CA			312	$24,086	Dec-2013
Renaissance, Los Angeles, CA			168	22,366	May-2011
Total Southern California			480	46,452			$5,835	$6,098	-4.3%	$3,288	$3,724	-11.7%
Northern California
Alderwood Park, Newark, CA			96	6,759	Jun-2015
Carlmont Woods, Belmont, CA			195	12,268	Dec-2013
Davey Glen, Belmont, CA			69	6,649	Aug-2016
Enclave, San Jose, CA			637	16,432	Jan-2018
Enclave, San Jose, CA			-	60,000	Dec-2029
Harbor Cove, Foster City, CA			400	33,081	Dec-2013
Regency Tower, Oakland, CA			178	10,534	Mar-2014
Total Northern California			1,575	145,723			19,958	20,972	-4.8%	12,487	13,203	-5.4%
Seattle Metro
Echo Ridge, Snoqualmie, WA			120	12,636	Sep-2014
Morning Run, Monroe, WA			222	13,078	Oct-2014
Tower @ 801, Seattle, WA			173	18,390	Aug-2014
Total Seattle Metro			515	44,104			5,515	5,890	-6.4%	3,206	3,468	-7.6%
Total - Operating Communities			2,570	236,279			$31,308	$32,960	-5.0%	$18,981	$20,395	-6.9%

Fund II - New Development
Eastlake 2851, Seattle, WA (initial occupancy May 2008)			133	17,348	Jan-2011	(2)
Studio 40-41, Studio City, CA (initial occupancy April 2009)			149	28,623	Apr-2011	(2)
Cielo, Chatsworth, CA (initial occupancy July 2009)			119	16,692	Jun-2011	(2)
			401	62,663			5,675	2,233		3,442	1,125

Total Fund II		$612,990	2,971	$298,942			$36,983	$35,193		$22,423	$21,520

Essex Skyline at MacArthur Place (3)		$135,354	349	$77,364	Jul-2014		$793	$-		$(1,049)	$-

Madison Park at Anaheim (4)		$100,581	768	75,500	Sep-2020		$827	-		$489	-

Total - Co-investments	$107,694	$848,925	4,088	$451,806

Capitalized costs	720
	108,394
Other (5)	500
	$108,894

(1)	The Company has a 28.2% interest as a general partner and limited partner in Fund II, and may earn promote income if Fund II exceeds certain financial return benchmarks.
(2)	The construction loans have one-year extensions, exercisable at Fund II's option.
(3)	The Company has a 47% effective interest in this co-investment and the Company may earn promote income if the co-investment exceeds certain financial return benchmarks.
(4)
The Company has a preferred equity interest investment that earns a preferred return during the first five years of 13% per annum and the preferred return increases to 15% thereafter. Property operation results are for the month ended September 30, 2010.

(5)	The other co-investment relates to a real estate technology investment.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Summary of Consolidated Co-Investments and Noncontrolling Interest - September 30, 2010
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities.  In accordance with GAAP, the Company consolidates certain of these co-investment transactions, resulting in noncontrolling interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investments and noncontrolling interest:

	Balance as of September 30, 2010				Operations for the nine months ended September 30, 2010
	Investment in Real Estate	Related Debt	Noncontrolling Interest	DownREIT Units (1)	Revenue	Operating Expenses	NOI

Noncontrolling Interest - DownREIT:
Anchor Village	$12,987	$10,750	$1,859	105,133	$2,138	$897	$1,241
Barkley Apartments	9,078	17,289	1,992	76,205	1,774	661	1,113
Brentwood	14,656	19,983	2,568	58,884	1,765	502	1,263
Brookside Oaks	33,972	20,638	3,507	93,438	2,148	613	1,535
Capri at Sunny Hills	17,183	18,478	3,803	166,140	1,703	505	1,198
Hidden Valley (2)	38,237	31,855	6,089	62,647	3,754	1,159	2,595
Highridge Apartments	27,248	44,807	4,473	281,384	4,038	1,092	2,946
Montejo Apartments	8,721	5,538	1,216	29,319	1,334	367	967
Thomas Jefferson	26,540	19,144	6,969	61,958	2,040	637	1,403
Treehouse Apartments	11,847	7,456	2,951	67,728	1,735	557	1,178
Valley Park Apartments	15,158	9,446	26	43,354	2,035	457	1,578
Villa Angelina Apartments	19,436	12,773	3,003	54,709	2,636	717	1,919
	$235,063	$218,157	38,456	1,100,899	$27,100	$8,164	$18,936
Other Components of Noncontrolling Interest:
Hillsdale Garden Apartments (3)	$110,776	-	21,560		$9,974	$3,983	$5,991
Joint Ventures - Development (4)	$239,330	$51,490	5,934
Operating Limited Partnership Units			60,394
Perpetual Preferred Units (5)			80,000
Total Noncontrolling Interest			$206,344

(1)	Represents the number of DownREIT units that are currently outstanding. Generally, DownREIT units are redeemed for cash equal to the current price of Essex's common stock.
(2)	The Company has a 75% interest in this community and a joint venture partner has a 25% interest.
(3)	The Company has an 81.5% interest in this community and the joint venture partner has an 18.5% interest.
(4)
The Company consolidates two joint venture developments in which the Company has a 50% and 99% interest, respectively.  The Company also invests in a joint venture development in which the Company has a 47% effective interest accounted for using the equity method.

(5)	Consists of Series B Cumulative Redeemable Preferred Units with an existing distribution rate of 7.875% which can be redeemed at the Company's option.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Income From Discontinued Operations and Selected Financial Data - September 30, 2010
(Dollars in thousands)

Income from Discontinued Operations

No communities were sold or held for sale for the nine months ended September 30, 2010.  During the quarter ended September 30, 2009, the Company sold Spring Lakes Apartments, and for the nine months ended September 30, 2009, the Company also sold Carleton Heights, Grand Regency, and Mountain View Apartments.  Income from discontinued operations for the quarter ended September 30, 2009 also included operating results for Maple Leaf apartment, which was sold in Q4 2009.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Rental revenues	$-	$218	$-	$1,871
Property operating expenses	-	(79)	-	(728)
Depreciation and amortization	-	(52)	-	(462)
Income from real estate sold	-	87	-	681
Gain on sale	-	2,467	-	5,708
Internal disposition costs	-	(230)	-	(617)
Income from discontinued operations	$-	$2,324	$-	$5,772

Shares Outstanding and Potentially Dilutive Securities

	Q3 2010 Weighted Avg.	Actual As of 9/30/10	YTD 2010 Weighted Avg.
Common Shares	29,690,910	30,085,469	29,334,359
Stock Options	69,992	74,742	64,278
Exchangeable Bonds	1,518	2,545	-
Weighted Avg. Shares Diluted - EPS	29,762,420	30,162,756	29,398,637
Operating Limited Partnership Units	2,200,907	2,200,907	2,325,220
Weighted Avg. Shares Diluted - FFO	31,963,327	32,363,663	31,723,857

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C

MSA Level Forecasts 2010: Supply Jobs and Apartment Market Conditions
	Residential Supply*				Job Forecast**		Forecast Market Conditions***
Market	New MF Supply	% of Total Stock	New SF Supply	% of Total Stock	Est.New Jobs Dec-Dec	% Growth	Estimated Y-o-Y Rent Growth	Estimated Year End Occupancy

Seattle	4,700	1.2%	2,500	0.4%	15,000	1.1%	6.0%	94.50%

San Francisco	1,600	0.4%	200	0.1%	0	0.0%	4.00%	95.50%
Oakland	1,100	0.4%	1,000	0.2%	-10,000	-1.1%	3.00%	94.50%
San Jose	900	0.4%	400	0.1%	13,000	1.5%	6.00%	95.50%
No. Cal.	3,600	0.4%	1,600	0.1%	3,000	0.1%	4.2%	95.2%

Ventura	200	0.4%	200	0.1%	1,000	0.4%	4.00%	94.75%
Los Angeles	3,600	0.2%	1,500	0.1%	0	0.0%	3.00%	94.50%
Orange	1,600	0.4%	500	0.1%	26,000	1.9%	3.50%	94.50%
San Diego	1,000	0.2%	1,100	0.2%	9,000	0.7%	3.50%	95.00%
So. Cal.	6,400	0.3%	3,300	0.1%	36,000	0.5%	3.30%	94.6%

Weighted Average****	14,700	0.4%	7,400	0.1%	54,000	0.5%	4.3%	94.7%

All data is an Essex Forecast

U.S. Economic Assumptions:  G.D.P.: 2010 vs 2009:  2.75%, Q4 '10 vs Q4 '09: 2.25%, Jobs: Q4 '10 vs Q4 '09  0.6%

* New Residential Supply: represents Essex's internal estimate of actual deliveries during the year, which are related to, but can differ from the 12 Month trailing Permit Levels reported on New Residential Supply schedule.

** Job Forecast/Performance refers to the difference between Total Non-Farm Industry Employment (not seasonally adjusted) projected through Q4 2010 over the comparable actual figures for Q4 2009.  The first column represents the current Essex forecast of the increase in Total Non-Farm Industry Employment. The second column represents these forecasted new jobs as a percent of the Q4 2009 base.

***The Forecast Market Conditions represents Essex's estimates of the change in rents/occupancy rates for Q4  2010.  The Estimated Year-over-Year Rent Growth represents the forecast change in Effective Market Rents for Q4 2010 vs.Q4 2009 (where Market refers to the entire MSA apartment market, NOT the Essex portfolio). The estimated Year End Occupancy represents Essex's forecast of market occupancy rates for Q4 2010.

****Weighted Average: Markets weighted by units in Essex portfolio

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C

New Residential Supply: Permits as a % of Current Stock (12 Month Permit Period: Trailing 12 Months September 2010)

	Single Family Data					Multi-Family Data			All Residential Data
Market	Median SF Price (Q1 2010 est**)	Q4 2009 SF Affordability*	SF Stock 2000	SF Permits Last 12 Months	% of Stock	MF Stock 2000	MF Permits Last 12 months	% of Stock	Total Residential Permits Last 12 Months	% of Stock
New York PMSA	$443,800	58%	760,000	630	0.1%	2,920,000	4,673	0.2%	5,303	0.1%
Chicago	$203,800	145%	1,700,000	4,498	0.3%	1,404,900	2,006	0.1%	6,504	0.2%
Nassau-Suffolk	$395,100	105%	740,000	1,217	0.2%	240,000	111	0.0%	1,328	0.3%
Miami/Ft. Lauderdale	$214,200	107%	717,000	3,216	0.4%	876,000	1,433	0.2%	4,649	0.3%
Boston	$360,200	96%	1,530,000	3,723	0.2%	670,800	2,174	0.3%	5,897	0.3%
Philadelphia	$223,200	125%	1,532,000	5,379	0.4%	515,100	2,021	0.4%	7,400	0.4%
Minneapolis	$176,200	180%	818,000	4,055	0.5%	351,800	1,469	0.4%	5,524	0.5%
Atlanta	$122,700	248%	1,122,000	6,524	0.6%	467,800	1,136	0.2%	7,660	0.5%
Baltimore	$251,600	125%	797,000	3,543	0.4%	268,000	2,105	0.8%	5,648	0.5%
Denver	$234,701	231%	582,000	3,602	0.6%	274,900	1,089	0.4%	4,691	0.5%
Portland	$238,500	119%	561,000	3,491	0.6%	225,335	841	0.4%	4,332	0.6%
Wash. D.C. PMSA	$331,600	120%	1,299,000	9,644	0.7%	644,300	3,080	0.5%	12,724	0.7%
Phoenix	$144,700	172%	970,000	8,204	0.8%	360,500	625	0.2%	8,829	0.7%
Orlando	$140,200	177%	482,000	4,404	0.9%	201,500	748	0.4%	5,152	0.8%
Las Vegas	$142,300	168%	440,000	4,828	1.1%	215,700	523	0.2%	5,351	0.8%
Dallas-Ft. Worth	$134,700	204%	1,381,000	14,972	1.1%	650,000	4,093	0.6%	19,065	0.9%
Austin	$196,600	148%	326,000	6,291	1.9%	169,900	886	0.5%	7,177	1.4%
Houston	$155,900	170%	1,027,000	23,366	2.3%	547,700	4,955	0.9%	28,321	1.8%
Totals	$242,573	156%	16,024,000	110,957	0.7%	8,084,235	29,295	0.4%	140,252	0.6%

Seattle	$332,100	94%	656,000	4,383	0.7%	354,487	2,497	0.7%	6,880	0.7%

San Francisco	$706,100	52%	368,000	440	0.1%	344,000	675	0.2%	1,115	0.2%
Oakland	$527,800	70%	625,000	1,970	0.3%	270,000	1,169	0.4%	3,139	0.4%
San Jose	$630,000	66%	388,000	881	0.2%	192,000	1,407	0.7%	2,288	0.4%

Los Angeles	$321,800	79%	1,877,000	2,339	0.1%	1,392,963	3,729	0.3%	6,068	0.2%
Ventura	$426,000	86%	199,000	195	0.1%	53,295	222	0.4%	417	0.2%
Orange	$475,700	75%	628,000	1,543	0.2%	340,800	1,266	0.4%	2,809	0.3%
San Diego	$392,600	71%	664,000	2,222	0.3%	375,664	1,115	0.3%	3,337	0.3%

No Cal	$604,026	64%	1,381,000	3,291	0.2%	806,000	3,251	0.4%	6,542	0.3%

So Cal	$370,611	77%	3,368,000	6,299	0.2%	2,162,722	6,332	0.3%	12,631	0.2%

ESSEX	$425,576	76%	5,405,000	13,973	0.3%	3,323,208	12,080	0.4%	26,053	0.3%

Permits:  Single Family equals 1 Unit, Multi-Family equals 5 or More Units
Sources: SF Prices - Economy.com: Permits, Total Residential Stock - U.S. Census, Axiometrics, Mortgage Rates: Freddie Mac
Single Family/Multi-Family Breakdown of Total Residences, Rosen Consulting Group, US Census, EASI, Essex
*Single Family Affordability - Equals the ratio of the actual Median Household Income to the Income required to purchase the Median Priced Home.
**Median Home Prices -  Q2 2010 National Association of Realtors, DataQuick, Essex
The required Income is defined such that the Mortgage Payment is 35% of said Income, assuming a 10% Down Payment and a 30-year fixed mortgage rate (5.0%).
Median Household Income is estimated from US Census 2004 data and Income Growth from BEA and Population Growth from the US Census.

See Company's 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC.
Real Estate Information as of November 3, 2010

					Square	Year	Year	Property	Age of
Property Name	Address	City	State	Units	Footage	Acquired	Built	Ownership	Property

APARTMENT COMMUNITIES

NORTHERN CALIFORNIA
Santa Clara County
The Commons	275 Union Avenue	Campbell	CA	264	153,168	2010	1973	EPLP	37
Pointe at Cupertino	19920 Olivewood Street	Cupertino	CA	116	135,200	1998	1963	EPLP	47
Bella Villagio	383 Vista Roma Way	San Jose	CA	231	227,511	2010	2004	EPLP	6
Carlyle, The	2909 Nieman Boulevard	San Jose	CA	132	129,200	2000	2000	EPLP	10
Enclave, The	4355 Renaissance Drive	San Jose	CA	637	525,463	2005	1998	Fund II	12
Esplanade	350 East Taylor St.	San Jose	CA	278	279,000	2004	2002	EPLP	8
Waterford, The	1700 N. First Street	San Jose	CA	238	219,600	2000	2000	EPLP	10
101 San Fernando	99 S. Fourth Street	San Jose	CA	323	296,078	2010	2001	EPLP	9
Le Parc	440 N. Winchester Avenue	Santa Clara	CA	140	113,200	1994	1975	EPLP	35
Marina Cove	3480 Granada Avenue	Santa Clara	CA	292	250,200	1994	1974	EPLP	36
Bristol Commons	732 E. Evelyn Avenue	Sunnyvale	CA	188	142,600	1995	1989	EPLP	21
Brookside Oaks	1651 Belleville Way	Sunnyvale	CA	170	119,900	2000	1973	DownREIT	37
Magnolia Lane	113 South Mary Avenue	Sunnyvale	CA	32	31,541	2007	2001	EPLP	9
Montclaire	450 N. Mathilda Avenue	Sunnyvale	CA	390	294,100	1988	1973	EPLP	37
Summerhill Park	972 Corte Madera Avenue	Sunnyvale	CA	100	78,500	1988	1988	EPLP	22
Tasman Place	315 Tasman Drive	Sunnyvale	CA	284	309,421			EPLP
Thomas Jefferson	107 South Mary Avenue	Sunnyvale	CA	156	110,824	2007	1969	DownREIT	41
Windsor Ridge	825 E. Evelyn Avenue	Sunnyvale	CA	216	161,800	1989	1989	EPLP	21
			13%	3,903	3,267,885
Alameda County
Fourth & U	700 University Avenue	Berkeley	CA	171	146,255	2010	2010	EPLP	0
Stevenson Place	4141 Stevenson Blvd.	Fremont	CA	200	146,200	2000	1975	EPLP	35
Boulevard	40001 Fremont Blvd.	Fremont	CA	172	131,200	1996	1978	EPLP	32
City View	25200 Carlos Bee Blvd.	Hayward	CA	572	462,400	1998	1975	EPLP	35
Regency Tower	1130 Third Ave.	Oakland	CA	178	140,900	2005	1975	Fund II	35
The Grand	100 Grand Avenue	Oakland	CA	238	205,026	2009	2009	EPLP	1
Bridgeport	36826 Cherry Street	Newark	CA	184	139,000	1987	1987	EPLP	23
Alderwood Park Apartments	37057 Magnolia Street	Newark	CA	96	74,624	2006	1987	Fund II	23
			5%	1,811	1,445,605
Contra Costa County
San Marcos	2601 Hilltop Drive	Richmond	CA	432	407,600	2003	2003	EPLP	7
Bel Air	2000 Shoreline Drive	San Ramon	CA	462	391,000	1995	1988	EPLP	22
Foothill Gardens	1110 Harness Drive	San Ramon	CA	132	155,100	1997	1985	EPLP	25
Twin Creeks	2711-2731 Morgan Drive	San Ramon	CA	44	51,700	1997	1985	EPLP	25
Canyon Oaks	1 Amberstone Lane	San Ramon	CA	250	237,894	2007	2005	EPLP	5
Mill Creek at Windermere	2100 Waterstone Place	San Ramon	CA	400	381,060	2007	2005	EPLP	5
			6%	1,720	1,624,354
San Mateo County
Carlmont Woods	2515 Carlmont Drive	Belmont	CA	195	107,200	2004	1971	Fund II	39
Harbor Cove	900 E. Hillsdale Blvd.	Foster City	CA	400	306,600	2004	1971	Fund II	39
Davey Glen	200 Davey Glen Road	Belmont	CA	69	65,974	2006	1962	Fund II	48
Hillsdale Garden	3421 Edison Avenue	San Mateo	CA	697	611,505	2006	1948	JV - 81.5%	62
Belmont Terrace	1606 Continetals Way	Belmont	CA	71	72,951	2006	1974	EPLP	36
			6%	1,432	1,164,230
San Francisco and Marin Counties
Mt. Sutro Terrace Apartments	480 Warren Drive	San Francisco	CA	99	64,000	1999	1973	EPLP	37
Vista Belvedere	15 Red Hill Circle	Tiburon	CA	76	78,300	2004	1963	EPLP	47
			1%	175	142,300
Other
Tuscana	315 Mt. Oso	Tracy	CA	30	29,088	2007	2007	EPLP	3
Harvest Park	2327 Summercreek Drive	Santa Rosa	CA	104	116,628	2007	2004	EPLP	6
Chestnut Street Apartments	143 Chestnut Avenue	Santa Cruz	CA	96	87,640	2008	2002	EPLP	8
			1%	230	233,356

Total Northern California			32%	9,271	7,877,730				23

SOUTHERN CALIFORNIA
Los Angeles County
Cielo	9733 Topanga Canyon Blvd	Chatsworth	CA	119	125,400	2009	2009	Fund II	-
Regency at Encino	15506 Moorpark Street	Encino	CA	75	78,487	2009	1989	EPLP	21
Hampton Court	1136 N. Columbus Avenue	Glendale	CA	83	71,500	1999	1974	EPLP	36
Hampton Place	245 W. Loraine Street	Glendale	CA	132	141,500	1999	1970	EPLP	40
Marbrisa	1809 Termino Ave.	Long Beach	CA	202	122,800	2002	1987	EPLP	23
Pathways	5945 E. Pacific Coast Hwy.	Long Beach	CA	296	197,700	1991	1975	EPLP	35
Bunker Hill	222 and 234 S. Figueroa St.	Los Angeles	CA	456	346,600	1998	1968	EPLP	42
Cochran Apartments	612 South Cochran	Los Angeles	CA	58	51,400	1998	1989	EPLP	21
Kings Road	733 North Kings Road	Los Angeles	CA	196	132,100	1997	1979	EPLP	31
Marbella	600 South Detroit Street	Los Angeles	CA	60	50,108	2005	1991	EPLP	19
Belmont Station	1302 West 2nd St.	Los Angeles	CA	275	225,000	2009	2009	EPLP	1
Park Place	400 S. Detroit Street	Los Angeles	CA	60	48,000	1997	1988	EPLP	22
Windsor Court	401 S. Detroit Street	Los Angeles	CA	58	46,600	1997	1988	EPLP	22
Renaissance	630 South Masselin Avenue	Los Angeles	CA	168	154,268	2006	1990	Fund II	20
Santee Court	716 S. Los Angeles Street	Los Angeles	CA	165	132,040	2010
Marina City Club	4333 Admiralty Way	Marina Del Rey	CA	101	127,200	2004	1971	EPLP	39
Mirabella	13701 Marina Point Drive	Marina Del Rey	CA	188	176,800	2000	2000	EPLP	10
Muse	5451 Vineland Avenue	North Hollywood	CA	152	135,292			EPLP
Monterra del Mar	280 E. Del Mar Boulevard	Pasadena	CA	123	74,400	1997	1972	EPLP	38
Monterra del Rey	350 Madison	Pasadena	CA	84	73,100	1999	1972	EPLP	38
Monterra del Sol	280 South Euclid	Pasadena	CA	85	69,200	1999	1972	EPLP	38
Fountain Park	13141 Fountain Park Drive	Playa Vista	CA	705	608,900	2004	2002	EPLP	8
Highridge	28125 Peacock Ridge Drive	Rancho Palos Verde	CA	255	290,200	1997	1972	DownREIT	38
Studio 40-41	4043 Radford Avenue	Studio City	CA	149	127,238	2009	2009	Fund II	1
Coldwater Canyon	4250 Codlwater Canyon	Studio City	CA	39	34,125	2007	1979	EPLP	31
Magnolia Nest	11945 Magnolia Blvd.	Valley Village	CA	97	127,812			EPLP
Walnut Heights	20700 San Jose Hills Road	Walnut	CA	163	146,700	2003	1964	EPLP	46
Avondale at Warner Center	22222 Victory Blvd.	Woodland Hills	CA	446	331,000	1999	1970	EPLP	40
			16%	4,741	3,982,366
Ventura County
Camarillo Oaks	921 Paseo Camarillo	Camarillo	CA	564	459,000	1996	1985	EPLP	25
Camino Ruiz Square	105 Camino Ruiz	Camarillo	CA	160	105,448	2006	1990	EPLP	20
Mariner's Place	711 South B Street	Oxnard	CA	105	77,200	2000	1987	EPLP	23
Tierra Vista	1750 Montevina Circle	Oxnard	CA	404	387,100	2001	2001	EPLP	9
Monterey Villas	1040 Kelp Lane	Oxnard	CA	122	122,100	1997	1974	EPLP	36
Meadowood	1733 Cochran Street	Simi Valley	CA	320	264,500	1996	1986	EPLP	24
Hidden Valley	5065 Hidden Park Court	Simi Valley	CA	324	310,900	2004	2004	DownREIT	6
Lofts at Pinehurst,The	1021 Scandia Avenue	Ventura	CA	118	71,100	1997	1971	EPLP	39
Hillcrest Park	1800 West Hillcrest Drive	Newbury Park	CA	608	521,900	1998	1973	EPLP	37
Pinehurst	3980 Telegraph Road	Ventura	CA	28	21,200	2004	1973	EPLP	37
Woodside Village	675 Providence Ave.	Ventura	CA	145	136,500	2004	1987	EPLP	23
			10%	2,898	2,476,948

1

SOUTHERN CALIFORNIA (cont'd)

Santa Barbara County
Chimney Sweep	775 Camino Del Sur Drive	Goleta	CA	91			2006	1967	EPLP	43
CBC	6721 El Colegio Drive	Goleta	CA	148			2006	1962	EPLP	48
Hope Ranch (Continental Apartments)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA	108			2007	1965	EPLP	45
Hope Ranch (Lucero Village)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA				2007	1973	EPLP	37
			1%	347	306,608
Orange County
Barkley Apartments	2400 E. Lincoln Ave.	Anahiem	CA	161	139,800		2000	1984	DownREIT	26
Valley Park Apartments	17300 Euclid Ave.	Fountain Valley	CA	160	169,700		2001	1969	DownREIT	41
Capri at Sunny Hills	2341 Daphne Place	Fullerton	CA	100	128,100		2001	1961	DownREIT	49
Wilshire Promenade	141 West Wilshire Avenue	Fullerton	CA	149	128,000		1997	1992	EPLP	18
Montejo Apartments	12911 Dale St.	Garden Grove	CA	124	103,200		2001	1974	DownREIT	36
Huntington Breakers	21270 Beach Boulevard	Huntington Beach	CA	342	241,700		1997	1984	EPLP	26
Axis 2300	2300 DuPont Drive	Irvine	CA	115	170,714				EPLP
Hillsborough Park	1501 South Beach Boulevard	La Habra	CA	235	215,500		1999	1999	EPLP	11
Trabuco Villas	25362 Mosswood Way	Lake Forest	CA	132	131,000		1997	1985	EPLP	25
Fairways Apartments	2 Pine Valley Lane	Newport Beach	CA	74	107,100		1999	1972	EPLP	38
Villa Angelina	201 E. Chapman Ave.	Placentia	CA	256	217,600		2001	1970	DownREIT	40
Brentwood Apartment Homes	2301 E. Santa Clara Ave.	Santa Ana	CA	140	154,800		2001	1970	DownREIT	40
Treehouse Apartments	2601 N. Grand Ave.	Santa Ana	CA	164	135,700		2001	1970	DownREIT	40
Essex Skyline @ MacArthur Place	9 & 15 MacArthur Place	Santa Ana	CA	349	512,791		2010	2008	JV- 47%	2
			7%	2,037	1,872,200
San Diego County
Alpine Country	2660 Alpine Blvd.	Alpine	CA	108	81,900		2002	1986	EPLP	24
Alpine Village	2055 Arnold Way	Alpine	CA	301	254,400		2002	1971	EPLP	39
Bonita Cedars	5155 Cedarwood Rd.	Bonita	CA	120	120,800		2002	1983	EPLP	27
Cambridge	660 F. St.	Chula Vista	CA	40	22,100		2002	1965	EPLP	45
Woodlawn Colonial	245-255 Woodlawn Ave.	Chula Vista	CA	159	104,500		2002	1974	EPLP	36
Mesa Village	5265 Clairemont Mesa Blvd.	Clairemont	CA	133	43,600		2002	1963	EPLP	47
Tierra del Sol/Norte	989 Peach Ave.	El Cajon	CA	156	117,000		2002	1969	EPLP	41
Mira Monte	10360 Maya Linda Rd.	Mira Mesa	CA	355	262,600		2002	1982	EPLP	28
Country Villas	283 Douglas Drive	Oceanside	CA	180	179,700		2002	1976	EPLP	34
Mission Hills	218 Rancho Del Oro	Oceanside	CA	282	244,000		2005	1984	EPLP	26
Bluffs II, The	6466 Friars Road	San Diego	CA	224	126,700		1997	1974	EPLP	36
Summit Park	8563 Lake Murray Blvd.	San Diego	CA	300	229,400		2002	1972	EPLP	38
Vista Capri - North	3277 Berger Ave.	San Diego	CA	106	51,800		2002	1975	EPLP	35
Shadow Point	9830 Dale Ave.	Spring Valley	CA	172	131,200		2002	1983	EPLP	27
			9%	2,636	1,969,700
Riverside County
Parcwood	1700 Via Pacifica	Corona	CA	312	270,000		2004	1989	Fund II	21
Devonshire Apartments	2770 West Devonshire Ave.	Hemet	CA	276	207,200		2002	1988	EPLP	22
			2%	588	477,200

Total Southern California			45%	13,247	11,085,022					30

SEATTLE METROPOLITAN AREA
Cedar Terrace	3205 115th Ave. NE	Bellevue	WA	180	174,200		2005	1984	EPLP	26
Courtyard Off Main	136 102nd Avenue SE	Bellevue	WA	110	108,388		2010	2000	EPLP	10
Emerald Ridge	3010 118th Avenue SE	Bellevue	WA	180	144,000		1994	1987	EPLP	23
Foothill Commons	13800 NE 9th Place	Bellevue	WA	388	288,300		1990	1978	EPLP	32
Palisades, The	13808 NE 12th	Bellevue	WA	192	159,700		1990	1977	EPLP	33
Sammamish View	16160 SE Eastgate Way	Bellevue	WA	153	133,500		1994	1986	EPLP	24
Woodland Commons	13700 NE 10th Place	Bellevue	WA	236	172,300		1990	1978	EPLP	32
Canyon Pointe	1630 228th St. SE	Bothell	WA	250	210,400		2003	1990	EPLP	20
Inglenook Court	14220 Juanita Drive, NE	Bothell	WA	224	183,600		1994	1985	EPLP	25
Salmon Run at Perry Creek	2109 228th Street SE	Bothell	WA	132	117,100		2000	2000	EPLP	10
Stonehedge Village	14690 143rd Blvd., NE	Bothell	WA	196	214,800		1997	1986	EPLP	24
Park Hill at Issaquah	22516 SE 56th Street	Issaquah	WA	245	277,700		1999	1999	EPLP	11
Highlands at Wynhaven	1460 NE Hawthorne Street	Issaquah	WA	333	424,674		2008	2000	EPLP	10
Wandering Creek	12910 SE 240th	Kent	WA	156	124,300		1995	1986	EPLP	24
Bridle Trails	6600 130th Avenue, NE	Kirkland	WA	108	99,700		1997	1986	EPLP	24
Corbella at Juanita Bay	9520 NE 120th Street	Kirkland	WA	169	103,339		1978	2010	EPLP	32
Evergreen Heights	12233 NE 131st Way	Kirkland	WA	200	188,300		1997	1990	EPLP	20
Morning Run	18463 Blueberry Lane	Monroe	WA	222	221,786		2005	1991	Fund II	19
Laurels at Mill Creek	1110 164th Street SE	Mill Creek	WA	164	134,300		1996	1981	EPLP	29
Anchor Village	9507 49th Avenue West	Mukilteo	WA	301	245,900		1997	1981	DownREIT	29
Castle Creek	7000 132nd Place, SE	Newcastle	WA	216	191,900		1998	1998	EPLP	12
Eagle Rim	17202-17325 NE 85th Place	Redmond	WA	157	138,916		2010	1986	EPLP	24
Brighton Ridge	2307 NE 4th Street	Renton	WA	264	201,300		1996	1986	EPLP	24
Fairwood Pond	14700 SE Petrovitsky Rd.	Renton	WA	194	189,200		2004	1997	EPLP	13
Forest View	650 Duvall Ave. NE	Renton	WA	192	182,500		2003	1998	EPLP	12
Joule	523 Broadway Avenue, East	Seattle	WA	295	191,109		2010	2010	JV - 99%	0
The Cairns	420 Yale Avenue	Seattle	WA	100	70,806		2007	2006	EPLP	4
Fountain Court	2400 4th Street	Seattle	WA	320	207,000		2000	2000	EPLP	10
Linden Square	13530 Linden Avenue North	Seattle	WA	183	142,200		2000	1994	EPLP	16
Eastlake 2851	2833 - 2851 Eastlake Avenue	Seattle	WA	133	234,086		2008	2008	Fund II	2
Wharfside Pointe	3811 14th Avenue West	Seattle	WA	142	119,200		1994	1990	EPLP	20
Tower @ 801	801 Pine Street	Seattle	WA	173	118,500		2005	1970	Fund II	40
Echo Ridge	34907 SE Kinsey Street	Snoqualmie	WA	120	124,359		2005	2000	Fund II	10
Total Seattle Metropolitan Area			22%	6,628	5,837,363					20

142	Apartment Communities		100%	29,146	24,800,115	(1)
	Apartment Communities Under Construction			997	1,256,030	(2)

Avg. square footage	851	Definitions for Property Ownership
Avg. units per property	205	EPLP	The Company has a 100% ownership in the community.
Avg. age of property	25	Fund II	The community is owned by Fund II. The Company has a 28.2% interest in Fund II which is accounted for using the equity method of accounting.

(1) Includes 90,361 square feet of retail or commercial space		DownREIT	The Company holds a 1% special limited partner interest in the partnerships which owns the community. In accordance with GAAP, the Company consolidates this community.
(2) Includes 166,522 square feet of estimated retail or commercial space
		JV - 81.5%	The Company has a 81.5% ownership in this community and is consolidated.
		JV - 99%	The Company has a 99% ownership in this development and is consolidated.
OTHER REAL ESTATE ASSETS		JV- 47%	The Company has a 47% ownership in this community, which is accounted for using the equity method of accounting

Office Buildings
Essex Corporate Headquarter Bldg.	925 / 935 E. Meadow Dr.	Palo Alto	CA	31,900	1997 / 2007	1988 / 1962	EPLP
Derian Office Building	17461 Derian Av.	Irvine	CA	110,000	2000	1983	EPLP
Essex Southern Cal. Office Building	22110-22120 Clarendon St.	Woodland Hills	CA	38,940	2001	1982	EPLP
Hollywood	6230 Sunset Blvd.	Los Angeles	CA	35,000	2006	1938	EPLP
				215,840

2